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                                                                 EXHIBIT (17)(a)

                                POWER OF ATTORNEY


        We, the undersigned officers and Trustees of Eaton Vance Mutual Funds Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


          Signature                           Title                    Date
          ---------                           -----                    ----

                                       President, Principal
/s/  M. Dozier Gardner                 Executive Officer and       June 23, 1997
-------------------------------        Trustee
     M. Dozier Gardner


                                       Treasurer and Principal
/s/  James L. O'Connor                 Financial and Accounting    June 23, 1997
-------------------------------        Officer
     James L. O'Connor


/s/  Donald R. Dwight                  Trustee                     June 23, 1997
-----------------------------
     Donald R. Dwight


/s/  James B. Hawkes                   Trustee                     June 23, 1997
-----------------------------
     James B. Hawkes


/s/  Samuel L. Hayes, III              Trustee                     June 23, 1997
-----------------------------
     Samuel L. Hayes, III


/s/  Norton H. Reamer                  Trustee                     June 23, 1997
-----------------------------
     Norton H. Reamer


/s/  John L. Thorndike                 Trustee                     June 23, 1997
-----------------------------
     John L. Thorndike


/s/  Jack L. Treynor                   Trustee                     June 23, 1997
-----------------------------
     Jack L. Treynor